                                                                    Exhibit 31.1

                                CERTIFICATIONS*

I, Timothy S. Webster, certify that:

     1.   I have reviewed this quarterly report on Form 10-Q of American Italian
          Pasta Company;

     2.   Based on my  knowledge,  this  report  does  not  contain  any  untrue statement  of a  material  fact  or  omit to  state  a  material  fact necessary to make the statements  made, in light of the  circumstances under which such  statements were made, not misleading with respect to the period covered by this report;

     3.   Based on my knowledge,  the financial statements,  and other financial information  included in this report,  fairly  present in all material respects the financial condition, results of operations and cash flows of the  registrant  as of,  and for,  the  periods  presented  in this report;

     4.   The registrant's other certifying officer(s) and I are responsible for establishing  and maintaining  disclosure  controls and procedures (as defined  in  Exchange  Act  Rules  13a-15(e)  and  15d-15(e))  for the
          registrant and have:

          a.   Designed such disclosure controls and procedures,  or caused such disclosure  controls  and  procedures  to be  designed  under our supervision to ensure that material  information  relating to the registrant,  including  its  consolidated  subsidiaries,  is made known to us by others within those entities,  particularly during the period in which this report is being prepared;

          b.   [Paragraph omitted in accordance with SEC transition instructions in SEC Release 34-47986]

          c.   Evaluated  the  effectiveness  of  the  registrant's   disclosure
               controls   and   procedures   and  present  in  this  report  our
               conclusions  about the  effectiveness of the disclosure  controls and  procedures,  as of the  end of the  period  covered  by this report based on such evaluation; and

          d.   Disclosed in this report any change in the registrant's  internal
               control  over  financial   reporting  that  occurred  during  the
               registrant's  most recent  financial  quarter  (the  registrant's fourth fiscal  quarter in the case of an annual  report) that has materially  affected,  or  is  reasonably  likely  to  materially
               affect,   the   registrant's   internal  control  over  financial
               reporting; and

     5.   The  registrant's  other  certifying  officer(s) and I have disclosed, based on our most recent evaluation of internal control over financial reporting,  to the  registrant's  auditors and the audit  committee of registrant's  board of directors (or persons performing the equivalent functions):

          a.   All  significant  deficiencies  and  material  weaknesses  in the design or operation of internal control over financial  reporting which are reasonably  likely to adversely affect the registrant's ability  to  record,  process,  summarize  and  report  financial information; and

          b.   Any fraud,  whether or not material,  that involves management or other employees who have a significant  role in the  registrant's internal control over financial reporting.

Date: February 10, 2004

                                        /s/ Timothy S. Webster
                                        ---------------------------------------
                                        Timothy S. Webster
                                        President and Chief Executive Officer

                                CERTIFICATIONS*

I, Warren B. Schmidgall, certify that:

     1.   I have reviewed this quarterly report on Form 10-Q of American Italian
          Pasta Company;

     2.   Based on my  knowledge,  this  report  does  not  contain  any  untrue statement  of a  material  fact  or  omit to  state  a  material  fact necessary to make the statements  made, in light of the  circumstances under which such  statements were made, not misleading with respect to the period covered by this report;

     3.   Based on my knowledge,  the financial statements,  and other financial information  included in this report,  fairly  present in all material respects the financial condition, results of operations and cash flows of the  registrant  as of,  and for,  the  periods  presented  in this report;

     4.   The registrant's other certifying officer(s) and I are responsible for establishing  and maintaining  disclosure  controls and procedures (as defined  in  Exchange  Act  Rules  13a-15(e)  and  15d-15(e))  for the
          registrant and have:

          a.   Designed such disclosure controls and procedures,  or caused such disclosure  controls  and  procedures  to be  designed  under our supervision to ensure that material  information  relating to the registrant,  including  its  consolidated  subsidiaries,  is made known to us by others within those entities,  particularly during the period in which this report is being prepared;

          b.   [Paragraph omitted in accordance with SEC transition instructions in SEC Release 34-47986]

          c.   Evaluated  the  effectiveness  of  the  registrant's   disclosure
               controls   and   procedures   and  present  in  this  report  our
               conclusions  about the  effectiveness of the disclosure  controls and  procedures,  as of the  end of the  period  covered  by this report based on such evaluation; and

          d.   Disclosed in this report any change in the registrant's  internal
               control  over  financial   reporting  that  occurred  during  the
               registrant's  most recent  financial  quarter  (the  registrant's fourth fiscal  quarter in the case of an annual  report) that has materially  affected,  or  is  reasonably  likely  to  materially
               affect,   the   registrant's   internal  control  over  financial
               reporting; and

     5.   The  registrant's  other  certifying  officer(s) and I have disclosed, based on our most recent evaluation of internal control over financial reporting,  to the  registrant's  auditors and the audit  committee of registrant's  board of directors (or persons performing the equivalent functions):

          a.   All  significant  deficiencies  and  material  weaknesses  in the design or operation of internal control over financial  reporting which are reasonably  likely to adversely affect the registrant's ability  to  record,  process,  summarize  and  report  financial information; and

          b.   Any fraud,  whether or not material,  that involves management or other employees who have a significant  role in the  registrant's internal control over financial reporting.

Date: February 10, 2004

                                           /s/ Warren B. Schmidgall
                                           -------------------------------------
                                           Warren B. Schmidgall
                                           Executive Vice President &
                                           Chief Financial Officer